EXHIBIT 10.23.5


                                 FIFTH AMENDMENT
                           TO THE RESTATED AND AMENDED
                      PUBLIC SERVICE COMPANY OF NEW MEXICO
                     ACCELERATED MANAGEMENT PERFORMANCE PLAN

         THIS FIFTH AMENDMENT made by the Public Service Company of New Mexico ("PNM") is effective as of November 27, 2002.

         WHEREAS, PNM adopted the Public Service Company of New Mexico Accelerated Management Performance Plan (the "Plan") as of January 14, 1981 to provide supplemental retirement benefits for certain employees;

         WHEREAS, the Plan was amended and restated twice, most recently on August 16, 1988;

         WHEREAS, the restated Plan has been amended numerous times, most recently effective as of December 7, 1998;

         WHEREAS, PNM reserved the right to amend the Plan pursuant to Section
9.01 of the Plan; and

         WHEREAS, PNM now desires to amend the Plan to: (i) change the name of the Plan; (ii) change the sponsor of the Plan to PNM Resources, Inc. ("PNMR"); and (iii) designate PNM as a participating employer.

         NOW, THEREFORE, PNM does hereby amend the Plan as follows:

1. The name of the Plan is hereby amended to read as follows:

                               PNM RESOURCES, INC.
                     ACCELERATED MANAGEMENT PERFORMANCE PLAN

2. Section 1.01 of the Plan is hereby amended by the addition of the following paragraph to be placed at the end thereof:

                           PNM Resources, Inc. became the parent holding company
                  for Public Service Company of New Mexico as of December 31, 2001. Effective as of November 27, 2002, PNM Resources, Inc. assumes the sponsorship of the Plan.

3. Section 2.05 of the Plan is hereby amended in its entirety to read as follows:

                           2.05 "Company" means PNM Resources, Inc. or any
                  successor thereto, and any company affiliated with PNM Resources, Inc. which adopts the Plan. Any affiliate that adopted the Plan prior to the assumption of the sponsorship of the Plan by the Company, including the Public Service Company of New Mexico, shall continue to participate in the Plan.

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4. Section 2.11 of the Plan is hereby amended in its entirety to read as follows:

                           2.11 "Employees' Retirement Plan" means the PNM
                  Resources, Inc. Employees' Retirement Plan, as amended from time to time.

5. Section 2.20 of the Plan is hereby amended in its entirety to read as follows:

                           2.20 "Plan" means the PNM Resources, Inc. Accelerated
                  Management Performance Plan as described herein or as hereafter amended.

6. Section 2.23 of the Plan is hereby amended in its entirety to read as follows:

                           2.23 "Service Bonus Plan" means the PNM Resources,
                  Inc. Service Bonus Plan, as amended from time to time.

7. Section 6.01 is hereby amended by the addition of the following paragraph to be placed at the end thereof to read as follows:

                  Each affiliate that participates in the Plan shall bear the costs and expenses of providing benefits accrued by its employee-Participants during periods while they are employed by that affiliate. Such costs and expenses shall be allocated among the participating affiliates in accordance with (a) agreements entered into between PNMR and any participating affiliate, or (b) in the absence of such an agreement, procedures adopted by PNMR.

8. The purpose of this Fifth Amendment is to transfer sponsorship of the Plan to PNMR from the PNM. All references to "Public Service Company of New Mexico" are hereby replaced with references to "PNM Resources, Inc.," unless the context (such as discussion of the formation of the Plan) indicates otherwise. Any other provisions of the Plan which are inconsistent with this transfer of sponsorship are hereby amended to the extent necessary to accomplish this transfer.

9. This Fifth Amendment changes the name and sponsorship of the Plan. Any individuals or entities serving as fiduciaries or service providers with respect to the Plan shall continue to serve as such, subject to the provisions of the Plan. Similarly, any policies or procedures previously adopted by the fiduciaries shall continue in full force and effect.

10. PNM Resources, Inc. hereby assumes all duties, obligations, and authority as the sponsor of the Plan. PNM Resources, Inc. does not assume Public Service Company of New Mexico's financial obligation for its share of the costs and expenses of Plan benefits as determined pursuant to Section 6.01 of the Plan.

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

11. This Fifth Amendment shall only amend the provisions of the Plan referred to above, and those provisions not amended hereby shall be considered in full force and effect.

         IN WITNESS WHEREOF, Public Service Company of New Mexico and PNM Resources, Inc. have caused this Fifth Amendment to be executed as of this 27th day of November, 2002.

                                            PUBLIC SERVICE COMPANY OF NEW MEXICO

                                            By:      /s/ Alice A. Cobb
                                               ---------------------------------
                                            Its:     Senior Vice President
                                            People Services and Development



                                            ACCEPTED:
                                            --------

                                            PNM RESOURCES, INC.

                                            By:      /s/ Alice A. Cobb
                                               ---------------------------------
                                            Its:     Senior Vice President
                                            People Services and Development


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